Business Update January 11-12, 2018 EXHIBIT 99.1

2 Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Safe Harbor Statement

3 • Overview • Long-Term Growth Update

4 • Tax reform provides benefits for customers and is accretive for DTE • Capital investment at utilities driven by investments focused on improving reliability and the customer experience • Strategic and sustainable growth in non-utility businesses • Strong BBB balance sheet • Targeting annualized dividend growth of 7% through 2020* • DTE total shareholder return outpaces utility average on strong stock performance and a solid dividend Growth plan continues to deliver significant shareholder value * Subject to Board approval 10-YR5-YR S&P 500 Utilities DTE Energy 3-YR 34% 119% 275% 21% 89% 128% Total Shareholder Return Source: Bloomberg as of 12/29/17

5 Along with its customers, DTE is a winner with tax reform Tax reform is operating EPS* accretive  Higher earnings and cash at non-utilities outweigh impact of lower cash at utilities  Increased earnings − Drive operating EPS accretion to growth plan presented at EEI − Outweigh impact of additional equity issuances  Greater detail will be provided on year-end call Utilities • Lowers customers rates and/or allows for acceleration of critical infrastructure projects • Decreases deferred taxes, increasing equity level and earnings over time Non-Utilities • Increases earnings • Provides opportunity for higher returns through 100% capital expensing • Maintains REF credit treatment Holding Company • Interest deduction value maintained − Interest allocated between utility and non- utility businesses − Allows interest expense deductibility carryforward • Near term cash benefit from recovering AMT credit carryforward* Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

6 ~$20B market cap Top quartile in residential customer satisfaction for both DTE Electric & DTE Gas DTE operations DTE headquarters Michigan’s largest investor in and producer of renewable energy Winner of 5 consecutive Gallup Great Workplace Awards 100+ years of continuous dividend payments Fortune 300 company 10,000 employees DTE Energy overview Leader in continuous improvement

7 Natural gas transmission, storage and distribution 75% - 80% Utility Growth driven by investments aimed at improving reliability Electric generation and distribution DTE Electric DTE Gas Power & Industrial Projects (P&I) Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Own and operate energy related assets Energy Trading Gas and power marketing 20% - 25% Non-utility Growth driven by strategic opportunities Growth driven by strong, stable utilities and complementary non-utility businesses

8 Safety Customer Satisfaction Employee Engagement AGA’s Safety Achievement Award ...2nd consecutive year Employee and customer focus provides a solid framework for success National Safety Council’s top 2% of companies surveyed in safety culture Gallup’s Great Workplace Award …5th consecutive year …ranked in top 3% of the world Ranked 7th on Indeed’s list of Best Places to Work in Fortune 500 DTE Electric ranked 1st* by business customers* Both utilities ranked 2nd in residential customer satisfaction** …4th consecutive year in top quartile Increased investment in reliability infrastructure and enhanced customer channels ** J.D. Power 2017 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com * J.D. Power 2017 Electric Utility Business Customer Satisfaction Study. Visit jdpower.com

9 Average annual percentage change in O&M costs 2008 – 2016 Strong track record of cost management is a direct result of our focus on continuous improvement Electric utility* Gas utility** DTE Peers DTE Peers 1% 3% -1% 2% * Source: SNL Financial, FERC Form 1; major US electric utilities with O&M greater than $800 million excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Controlling costs while improving the customer experience  Continuous improvements  Productivity enhancements  Technology innovations  Automation  Infrastructure replacements  Transition to cleaner energy

10 2012A 2017E 2012A 2017E 9%$1,223 $910 DTE Electric Average annual residential electric bill DTE Gas Average annual residential gas bill Maintaining customer affordability while investing in our utilities $1,165 $826 $7.6 billion capital investment while reducing customer bills $1.5 billion capital investment while reducing customer bills 5%

11 Tier 5 Tier 4 Tier 3 Tier 2 Tier 1 2017 ranking of state utility regulatory environments* (Michigan in Tier 1) 5 States 13 States 15 States 12 States 5 States Michigan’s regulatory environment continues to be constructive Solid regulatory climate driven by  Constructive and consistent regulatory outcomes  Solid ROEs  Unique recovery mechanisms  Focus on customer affordability  Commitment to being a force for growth in communities * Source: Wells Fargo, November 2017

12 • Overview • Long-Term Growth Update

13 Growth fueled by investment in utility infrastructure and generation along with midstream opportunities Distribution infrastructure, maintenance, new generation Electric $10.4 billion Base infrastructure, main renewal, NEXUS related Gas $2.1 billion Expansions, NEXUS GSP $2.8 - $3.4 billion Industrial energy services, projects, renewables P&I $0.8 - $1.2 billion DTE Energy Investment 2013 - 2017 2018 - 2022 (billions) $12 $17

14 Transitioning to cleaner energy Founded 1886 $10.4B 5-year capital plan (2018-2022) Upgrading distribution lines DTE Electric service territory DTE Electric overview ~11,000 megawatt system capacity $16.6B 2017 rate base2.2M customers

15 DTE Electric Investment Transitioning generation portfolio to more sustainable energy New generation Progress to best in class in reliability Distribution infrastructure Reduce costs through productivity and efficiency investments Base infrastructure Generation and distribution infrastructure replacement will continue to improve service 2013 - 2017 2018 - 2022 (billions) $7.6 $10.4

16 Improves circuit reliability up to 70% Addresses substation load growth and aging infrastructure Targets 100% remote monitoring Improves distribution reliability Increasing reliability and customer satisfaction with distribution investments Infrastructure resilience Infrastructure redesign Technology enhancement Tree trimming

17 1.3M customers 139 Bcf storage capacity 19,000 miles distribution main Founded 1849 DTE Gas service territory $2.1B 5-year capital plan (2018-2022) $4.0B 2017 rate base DTE Gas overview Renewing 4,000 miles of cast iron and unprotected distribution main

18 DTE Gas Investment Improving service to customers through infrastructure renewal and replacement 2013 - 2017 2018 - 2022 (billions) $1.5 $2.1 Proposing accelerated 15 year main renewal cycle Infrastructure renewal Compression NEXUS related Transmission, compression, distribution, storage Base infrastructure

19 Minimizes leaks - reducing costs and improving customer satisfaction Reduces manual meter reading – improving operational efficiencies and customer satisfaction Strengthens the system - decreasing the potential for system issues Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity Main renewal Meter move out Pipeline integrity

20 Serves markets in Midwest, Northeast, Mid-Atlantic, and Southeast ??? Transport, store and gather natural gas $2.8B – $3.4B 5-year capital plan (2018-2022) 91 Bcf of storage 5 pipelines, 1,600 miles of pipe and gathering lines GSP overview

21 Expanding strategic footprint in the most prolific dry gas geology in the country Link Lateral & Gathering Bluestone Mid-Atlantic & LNG Southeast Northeast Midwest Michigan Gathering Birdsboro Ontario Market Gulf

22 Focusing on expanding NEXUS and Link over the next five years NEXUS • FERC certificate August 25th • Construction underway • Targeting in-service 3Q 2018 • Market interest increased significantly since receiving FERC certificate • Active discussions with 1 bcf/d of demand against 0.6 bcf/d of available capacity • Significant interest from power generators and LDCs Link • Active expansion discussions with producers • Building out additional gathering to serve ~50 incremental wells in 2018 and 2019 • Reached agreement on 2nd expansion with an existing customer • Positioned to benefit from additional well productivity

23 Leading developer of energy related businesses in North America $0.8B – $1.2B 5-year capital plan (2018-2022) Geographic diversity 191 MW renewable plant capacity Industrial energy services, renewable energy, and reduced emissions fuel P&I overview

24 Industrial energy services Renewable energy Reduced emissions fuel Finalized new large industrial project and continuing to develop strong queue of opportunities Integrating two Renewable Natural Gas (RNG) acquisitions and in advanced discussions on several others Maximizing performance and value through 2021 Capitalizing on growth opportunities in our key business areas

25 Appendix

26 DTE GasDTE Electric • General rate case - November 2017 (U-18999) – Requested rate recovery: $85 million; 10.5% ROE – Final order by September 2018 • Rate cases 2-3 years • General rate case - April 2017 (U-18255) – Requested rate recovery: $231 million; 10.5% ROE  Self implementation $125 million November 1, 2017  Final order by April 2018 • Capacity charge case - April 2017 (U-18248) – Utility capacity charge September 2018 • 5 year draft electric distribution plan - June 2017 (U-18014) – Final plan to be filed January 2018 • Certificate of necessity filing - July 2017 (U-18419) – MPSC to respond May 2018 • Annual rate cases 2018+ DTE Electric and DTE Gas regulatory update

27 Transitioning portfolio to cleaner more sustainable generation by reducing CO2 emissions River Rouge Trenton Channel Belle River MonroePlanned Retiremen ts* * 2020 2030 2040 2050 Planned ad d iti o ns** * St. Clair CO2 reduction plan* 30% by ~2022 45% by 2030 75% by 2040 > 80% by 2050 ** ~3,300 MW retired between 2020-2030 and ~3,100 MW retired by 2040 *** ~4,000 MW of renewable and ~3,500 MW of natural gas capacity A steady march toward zero-emitting and low-emitting resources * CO2 percentage reductions from 2005 levels

28 15.4 16.3 20.9 23.4 24.9 2014 2015 2016 2017 2018E Housing Start Ups (000s) Lowest unemployment in Michigan since 2000 7th top state for business* $412 $424 $434 $447 $458 2014 2015 2016 2017 2018E Gross State Product (billions) 7th best state to make a living in 2016*** * Source: CNBC ** Source: U.S. Department of Labor 7.1% 5.4% 4.9% 4.4% 4.0% 2014 2015 2016 2017 2018E Unemployment Rate *** Source: Forbes Positive trends continue with Michigan’s economy Michigan has the highest number of manufacturing jobs since 2007** Source: IHS

29 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)